Exhibit 99.1

MoneyLion Completes Acquisition of Even Financial, the Category Leading Embedded Finance Marketplace

Acquisition Expands MoneyLion’s Distribution Network, Accelerating MoneyLion’s Mission of Providing Financial Access and Advice to Hard-working Americans

Acquisition Expected to be Accretive to MoneyLion’s 2022 Earnings

NEW YORK, NY, February 17, 2022 – MoneyLion Inc. (“MoneyLion”) (NYSE: ML), the award-winning digital financial platform, has completed its acquisition of Even Financial Inc. (“Even”), the category-leading embedded finance marketplace. The acquisition strengthens MoneyLion’s platform by improving consumers’ abilities to find and access the right financial products to help them manage their financial lives through Even’s network, spanning over 400 financial institution partners and 500 channel partners and covering a breadth of financial services including loans, credit cards, mortgages, savings and insurance products.

The acquisition increases MoneyLion’s distribution capabilities, diversifies its revenue composition and is expected to be accretive to MoneyLion’s earnings, with Even expected to add positive EBITDA in 2022, excluding synergies.

“With this transaction, we have combined MoneyLion’s powerful first-party products and open architecture marketplace with Even’s dynamic recommendation engine and expanding partner network to broaden the range of products and services within the MoneyLion platform,” said Dee Choubey, co-founder and CEO of MoneyLion. “In doing so, we have enhanced our product leadership to position MoneyLion as a ‘must have’ consumer finance product for hard-working Americans. Together, MoneyLion and Even will improve existing consumers’ financial lives and expand our aperature to service a new segment of consumers. Together with our current capabilities, we are well positioned to advance our leading position in hyper-personalized lifestyle content and financial recommendations.”

Phillip Rosen, founder and CEO of Even commented, “At Even, our vision has always been to revolutionize how consumers receive recommendations for financial services. Through a combination of machine learning expertise and our trusted user experience, Even has helped over 400 financial institution partners find and connect with consumers. Going forward, we are excited to play an integral role in powering MoneyLion’s fast-growing Marketplace and offer MoneyLion’s suite of products to our channel partners.”

MoneyLion and Even have completed the first phase of their product integration, with over 60 solutions providers from Even’s network now represented in MoneyLion’s Marketplace across personal loans, life insurance, auto insurance, homeownership and other services.

Even will continue to operate as an independent subsidiary of MoneyLion, led by Even’s current management team. Phillip Rosen will continue in his role as CEO of Even and will join MoneyLion’s executive committee.

Evercore served as financial advisor and Davis Polk & Wardwell LLP as legal advisor to MoneyLion. Broadhaven served as financial advisor and Goodwin Procter LLP as legal advisor to Even.

For additional information about the acquisition, please review the investor presentation.

About MoneyLion

MoneyLion is a mobile banking and financial membership platform that empowers people to take control of their finances. Since its launch in 2013, MoneyLion has engaged with millions of hard-working Americans and has earned its members’ trust by building a full-service digital platform to deliver mobile banking, lending, and investment solutions. From a single app, members can get a 360-degree snapshot of their finances and have access to personalized tools, content and offers designed to improve their financial lives. MoneyLion is headquartered in New York City, with offices in Sioux Falls and Kuala Lumpur, Malaysia. MoneyLion has achieved various awards of recognition including the 2020 Forbes FinTech 50, Aite Group Best Digital Wealth Management Multiproduct Offering, Finovate Award for Best Digital Bank 2019, Benzinga FinTech Awards winner for Innovation in Personal Finance 2019 and the Webby Awards 2019 People’s Voice Award.

For more information about the company, visit www.moneylion.com. For investor information and updates, visit www.moneylion.com/investors and follow @MoneyLionIR on Twitter.

About Even Financial

Founded in 2014, Even digitally connects and matches consumers with real-time, personalized financial product recommendations from banks, insurance and fintech companies on mobile apps, websites and other consumer touchpoints through its marketplace technology. Even's infrastructure leverages machine learning and advanced data science to solve a significant pain point in financial services customer acquisition, seamlessly bridging financial services providers (such as SoFi) and channel partners (such as TransUnion) via its industry-leading API and embedded finance marketplaces. Even enables any company to add financial products to their business, with full compliance and security at scale. Even was named one of "America's Best Startup Employers'' by Forbes for 2021 and placed in the Top 50 of the 2020 Deloitte Technology Fast 500, which recognizes the fastest growing tech companies in the world. Learn more at www.evenfinancial.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MoneyLion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion’s ability to manage future growth; MoneyLion’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion’s future business; or, the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that MoneyLion presently knows or that MoneyLion currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion’s expectations, plans or forecasts of future events and views as of the date of this press release. MoneyLion anticipates that subsequent events and developments will cause its assessments to change. However, while MoneyLion may elect to update these forward-looking statements at some point in the future, MoneyLion specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Cody Slach, Alex Kovtun

Gateway Investor Relations

(949) 574-3860

ML@gatewayir.com

MoneyLion Communications

pr@moneylion.com